  FPA Capital Fund, Inc.

                              SEMI-ANNUAL REPORT

                              SEPTEMBER 30, 1997

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                             OFFICERS AND DIRECTORS


DIRECTORS                              DISTRIBUTOR

Donald E. Cantlay                      FPA Fund Distributors, Inc.
DeWayne W. Moore                       11400 West Olympic Boulevard,
Lawrence J. Sheehan                    Suite 1200
Kenneth L. Trefftzs                    Los Angeles, California  90064

                                       COUNSEL
OFFICERS
                                       O'Melveny & Myers LLP
Robert L. Rodriguez, PRESIDENT         Los Angeles, California
  AND CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr.,
EXECUTIVE VICE PRESIDENT               CUSTODIAN & TRANSFER AGENT
Dennis M. Bryan, VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT           State Street Bank and Trust Company
Janet M. Pitman, VICE PRESIDENT        Boston, Massachusetts
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas,                 SHAREHOLDER SERVICE AGENT
ASSISTANT TREASURER
                                       Boston Financial Data Services, Inc.
INVESTMENT ADVISER                     P.O. Box 8500
                                       Boston, Massachusetts  02266-8500
First Pacific Advisors, Inc.           (800) 638-3060
11400 West Olympic Boulevard,          (617) 328-5000
Suite 1200
Los Angeles, California  90064


This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     This Semi-Annual Report covers the six months ended September 30, 1997. Your Fund's net asset value (NAV) per share closed at $36.97. The NAV reflects a distribution of $1.37 on July 15, 1997, to shareholders of record on June 30, 1997. This distribution was composed of a $0.22 income dividend and a $1.15 capital gains distribution, $1.13 of which was long-term.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and several comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                                  AVERAGE ANNUAL TOTAL RETURN
                                                PERIODS ENDED SEPTEMBER 30, 1997
                                                  1 YEAR    5 YEARS   10 YEARS
FPA Capital Fund,
  Inc. (NAV) . . . . . . . . . . . . . . . .     32.61%*    29.27%*   19.05%*
FPA Capital Fund, Inc.
  (Net of Sales Charge). . . . . . . . . . .     23.99%++   27.54%++  18.25%++
Lipper Growth Fund
  Average. . . . . . . . . . . . . . . . . .     33.50%     18.97%    13.64%
Standard & Poor's
  500 Stock Index. . . . . . . . . . . . . .     40.67%     20.83%    14.72%
Russell 2000 . . . . . . . . . . . . . . . .     33.19%     20.51%    12.23%

     The Fund's six-month return, which includes both the change in NAV and the reinvestment of distributions paid, was 19.24%*. This compares with total returns of 28.12% for the Lipper Growth Fund Average, 26.38% for the S&P 500, and 33.52% for the Russell 2000. On a calendar year-to-date basis, these same comparisons are: 19.94%* for FPA Capital Fund; 26.64% for the Lipper Average; 29.70% for the S&P 500; and 26.60% for the Russell 2000.

COMMENTARY

     We still cannot believe this market. It seems as though it knows only one direction to go and that is up. Increased risk taking has been a well-rewarded investment strategy; however, we are not of this opinion. This may help explain why your Fund's returns for the past six months, year-to-date and one-year time frames have lagged those of the major indices and the Growth Fund Average. In the short run, this is a disappointment to us, but we believe we will be rewarded in the long term, when fear re-enters the mind set of the average equity investor.

     The average U.S. equity mutual fund maintains a liquidity level of 5.6%, near a 21-year low, despite having almost record cash inflows. In contrast, your Fund's liquidity and bond holdings total approximately 30%, near a record high. If we include the potential proceeds from an acquisition in progress, Quick & Reilly Group, Inc., that total approaches 34%. In the article "Profits" of the November issue of MONEY magazine, it is pointed out that only 81 out of 2,073 domestic and international equity funds have liquidity levels greater than 20%. We feel privileged to be among this small group that includes some of the great long-term mutual fund managers. Until we can uncover individual investment opportunities that provide substantial reward-versus-risk characteristics, we will maintain an above-average liquidity and bond exposure.

     We believe the speculative investment juices are flowing in torrents. Optimistic outlooks are the norm, and various measures of stock market valuation reflect this environment. For example, the S&P 500's P/E ratio is at its highest level in the last fifty years, when measured on a trailing twelve-month or a forward looking one-year earnings basis. Its current valuation reflects a common belief that we are in a "new paradigm" for both the economy and the stock market. According to this belief, new technologies and more efficient management of corporate resources will result in a new sustained high level of growth and profitability, without the resumption of inflation or higher interest rates. Therefore, equities are indeed the place to be and previous measures of what constitutes attractive valuation characteristics do not apply. We are "in a new era." Typically, speculative "blow-offs" are accompanied by "new era" thinking or the most dangerous investment phrase, "This time it's different." A measure of this optimism can be seen in the results of the "Wise Investor" survey conducted by Montgomery Asset Management, whose latest quarterly polling indicated that the respondents expected an average annual return of 34% from their mutual fund

-------------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 6.5% of the offering price
investments over the next 10 years. GRANT'S INTEREST RATE OBSERVER used this forecast as a proxy for the average rate of return for all investors; the $2.3 trillion of existing mutual fund assets would turn into $42.9 trillion, before taxes, by the year 2007. We estimate that this would have mutual fund assets grow from approximately 29% of the value of nominal gross domestic product to more than 3x, assuming the economy grew at 5%. This appears absurd to us.

     Perhaps I have placed your Fund at a competitive disadvantage because I have a memory of past investment cycles stretching back over twenty-six years. In some ways, I feel like a dinosaur. I sure hope I am not one. My assistant, Dennis Bryan, recently wrote that a small increase in the market's capitalization rate or a modest decline in profit expectations could have a materially negative impact on the stock market. For example, if we take the inverse of the S&P 500's P/E ratio of 23x earnings as the capitalization rate, a modest increase of 1% could lead to a decline of almost 19%, should profitability remain unchanged. This increase could be driven by either slightly higher inflation fears or the lowering in earnings' growth expectations. In our opinion, there is very little margin for error at current levels of stock market valuation.

     Today, few can see any reason why inflation should accelerate or that there should be earnings difficulties. It is at times when there does not appear any good reason to be cautious that one should be, an attitude that reflects our basic contrarian philosophy. It was just ten years ago, on October 19, 1987, that we witnessed the collapse of another powerful stock market rise. During that period, your Fund maintained a minor liquidity position since we believed that there were significant valuation inefficiencies in several stock market sectors. Your Fund's P/E ratio was barely 12x earnings while that of the stock market was near 22x. Although we experienced a temporary decline, we recovered very quickly. The current stock market differs from this earlier one because the valuation landscape is far flatter at very high levels. This is why we are having a difficult time discovering new investment ideas and, therefore, we are maintaining high liquidity levels until better opportunities emerge.

     With the pending acquisition of Quick & Reilly Group, Inc. by Fleet Financial Group, Inc., we are again reminded of October 19, 1987, and how things have changed since then. It was on that day that we made our initial purchase. Given the circumstances of escalating fear and plummeting optimism, one might consider investing in a brokerage firm a risky strategy. However, the company had never lost money in any quarter since its founding in 1974--another major crash period. As an extremely profitable company with very little debt and high liquidity, Quick & Reilly was valued at only 6.7x earnings and 1.3x book value. The largest competitor we faced while purchasing the stock was the company itself. This past month, it accepted a takeover offer from Fleet Financial Group, Inc. At its current price of $38, Quick & Reilly is valued at 18x earnings and 3.6x book value. Fleet is buying an excellent company, but we wonder whether Quick & Reilly's share price already discounts its bright prospects. We are happy to accept this offer since we will have made almost 12x our original investment.

     There have been several operational changes these past ten years that many believe will prevent another October 19th type of crash. We concur, but there have also been significant changes that may counter this belief. For example, mutual funds now trade as if they are stocks. Investors can enter and exit with a degree of ease that was not the case a decade ago. Today, one can place an order by computer, telephone, or walk-in to a brokerage firm. The growth in the use of mutual funds by 401(k) retirement plans and IRA accounts has exploded.
In each case, tax considerations are not an element of the individual's decision-making process. We have also witnessed the rapid expansion of no-load/load mutual fund universes at various brokerage firms that can be traded in an "on-line" fashion. This service gives the investor the opportunity to make shifts in his investment holdings far more quickly than in the past. In light of these changes, how have mutual fund managers responded? They have reduced their liquidity levels from over 9% of total assets in 1987 to 5.6% today. During the ten-day period after the crash of 1987, mutual fund net redemptions totaled 4.5% of equity mutual fund assets. We feel the current industry liquidity level provides little in the way of a margin of safety, should the stock market experience a dislocation.

     We feel as though the current environment reflects a gaming or casino mind set. Whether by money managers or individual investors, it seems investment time frames are shortening. John Bogle, chairman and founder of the Vanguard Group of mutual funds, recently wrote that mutual fund turnover ratios have risen significantly from levels seen in the 1960s. In the 1950s and 1960s, mutual fund turnover ratios averaged 10%. During the "go-go days" of the late '60s, they approached 40%. In 1996 the average turnover ratio was 91%. This means that the average manager's activity level could result in his changing the entire portfolio in slightly more than one year. The mutual fund investor can also participate in the heightened level of activity due to the newer services previously mentioned. We are not a party to this trend since our average portfolio turnover ratio has typically been less than 20%. We have thus realized an extremely high level of long-term capital gains that is more tax efficient. A review of the capital gain distribution mix earlier in this letter demonstrates this point.

     The activity level in the Fund was quite low these past six months. We added only two new holdings while eliminating one. Partial positions were established in Champion Enterprises, Inc. and Homebase, Inc., both relatively small because their share prices moved away from our purchase levels. Champion is the leading U.S. manufacturer of manufactured housing, an industry that has recently experienced a slowdown as a result of too much inventory at retail. We believe this is only temporary, and the decline in Champion's share price in reaction to this slowdown provided us an attractive entry point. The company has virtually no debt and we purchased it at less than 10x earnings. It has among the highest operating margins in the industry. Homebase was recently part of a corporate separation. The original holding company, Waban, was split into two companies with Homebase representing the home-improvement retailing portion. Its retail stores are large, at 100,000 square feet on average, and located on the West Coast, primarily in Southern California. It has very mediocre profitability but made it through the recent and very deep California recession, while fending off the entrance of Home Depot, Inc. Homebase has no debt and was purchased at approximately 75% of book value. We expect its profitability to improve as the California economy recovers and their newly remodeled stores become a larger portion of the store base. The only holding eliminated was Quantum Corp., which has more than tripled during the past year. We believe its current price discounts some very optimistic expectations.

     The portfolio retains a competitive valuation advantage to that of the market. At the end of September, the Fund's P/E and P/BV (Price/Book Value) ratios were 17.8x and 2.5x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 27.2x and 23.0x, while the P/BV ratios were 3.0x and 4.0x, respectively. Our companies are financially strong with a 15.7% average Total-Debt-to-Total-Capitalization ratio. This compares favorably to the 36.4% and 46.5% for the Russell 2000 and the S&P 500.

     Before closing, we would like to bring you up-to-date on a couple aspects of your Fund. Since it was closed to new shareholders on May 23, 1995, it has grown from $282 million to $736 million at September 30. Approximately 70% of the increase has come from capital appreciation and income earned rather than from additional contributions. This means the benefits from our closing the Fund have really accrued to the existing shareholders. Another element you may not be aware of is that the recent change in the capital gains tax law has reduced the potential taxes on unrealized long-term gains by approximately $19.3 million or $0.97 per share. This was an unexpected side effect of our long-term investing approach. We thank you for your investment and continued support. Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer

October 25, 1997

                             MAJOR PORTFOLIO CHANGES
                       Six Months Ended September 30, 1997




                                                                  Shares or
                                                                  Principal
                                                                  Amount
                                                              ---------------
NET PURCHASES

COMMON STOCKS
Champion Enterprises, Inc. (1) . . . . . . . . . . . . . . .     200,000 shs.
Coachmen Industries, Inc.. . . . . . . . . . . . . . . . . .     100,000 shs.
Comdisco, Inc. . . . . . . . . . . . . . . . . . . . . . . .      12,500 shs.
Homebase, Inc. (1) . . . . . . . . . . . . . . . . . . . . .   1,155,800 shs.
Reebok International Ltd.. . . . . . . . . . . . . . . . . .     185,000 shs.
Rouge Industries, Inc. (Class "A") . . . . . . . . . . . . .     225,000 shs.
Storage Technology Corporation . . . . . . . . . . . . . . .     180,000 shs.

NON-CONVERTIBLE SECURITY
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 (1). . . $20,259,800


NET SALES

COMMON STOCKS
Michaels Stores, Inc.. . . . . . . . . . . . . . . . . . . .      30,000 shs.
Quick & Reilly Group, Inc., The. . . . . . . . . . . . . . .      74,700 shs.
Quantum Corporation (2). . . . . . . . . . . . . . . . . . .     770,000 shs.
Ross Stores, Inc.. . . . . . . . . . . . . . . . . . . . . .     275,600 shs.
Seagate Technology, Inc. . . . . . . . . . . . . . . . . . .      50,000 shs.

NON-CONVERTIBLE SECURITIES
Federal National Mortgage Association (PAC-REMIC)
 --8 1/2% 2025 . . . . . . . . . . . . . . . . . . . . . . . $ 1,931,976
Government National Mortgage Association (REMIC)
 --7.99125% 2010 . . . . . . . . . . . . . . . . . . . . . . $ 1,128,542
Michaels Stores, Inc. --10 7/8% 2006 . . . . . . . . . . . . $ 3,500,000


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1997

COMMON STOCKS                                                                           Shares          Cost          Value
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL -- 19.3%
Comdisco, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              875,000  $   7,019,787  $   28,492,187
Countrywide Credit Industries, Inc.. . . . . . . . . . . . . . . . . . . .              550,000      9,459,402      20,040,625
Foremost Corporation of America. . . . . . . . . . . . . . . . . . . . . .               50,000      1,672,500       2,950,000
Green Tree Financial Corporation . . . . . . . . . . . . . . . . . . . . .            1,012,600        818,824      47,592,200
Horace Mann Educators Corporation. . . . . . . . . . . . . . . . . . . . .              200,000      5,679,769      11,225,000
Quick & Reilly Group, Inc., The                                                         672,450      2,076,639      25,174,847
Westcorp . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              294,000      1,790,545       6,725,250
                                                                                                  ------------   -------------
                                                                                                  $ 28,517,466   $ 142,200,109
                                                                                                  ------------   -------------

TECHNOLOGY -- 17.8%
Arrow Electronics, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . .              395,200   $ 11,455,357   $  22,921,600
Exabyte Corporation* . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,100,000     13,450,664      12,100,000
Fluke Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .              159,900      5,134,594       8,634,600
Keithley Instruments, Inc. . . . . . . . . . . . . . . . . . . . . . . . .              200,000      1,227,092       2,400,000
Komag, Incorporated* . . . . . . . . . . . . . . . . . . . . . . . . . . .              327,800      2,833,000       6,678,925
Marshall Industries* . . . . . . . . . . . . . . . . . . . . . . . . . . .              546,200     10,506,439      21,165,250
Seagate Technology, Inc.*. . . . . . . . . . . . . . . . . . . . . . . . .              450,000      2,949,975      16,256,250
Storage Technology Corporation*. . . . . . . . . . . . . . . . . . . . . .              860,000     24,545,790      41,118,750
                                                                                                  ------------   -------------
                                                                                                  $ 72,102,911   $ 131,275,375
                                                                                                  ------------   -------------

RETAILING -- 15.8%
Good Guys, Inc., The*. . . . . . . . . . . . . . . . . . . . . . . . . . .              525,000  $   4,764,000  $    3,871,875
Homebase, Inc.*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,155,800      9,453,075      10,402,200
Mac Frugal's Bargains Close-outs Inc.*++ . . . . . . . . . . . . . . . . .            1,000,000     13,166,556      30,500,000
Michaels Stores, Inc.*++ . . . . . . . . . . . . . . . . . . . . . . . . .            1,050,000     12,296,912      32,090,625
Ross Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,164,400      6,596,689      39,735,150
                                                                                                  ------------   -------------
                                                                                                  $ 46,277,232   $ 116,599,850
                                                                                                  ------------   -------------

CONSUMER DURABLES -- 5.5%
Champion Enterprises, Inc.*. . . . . . . . . . . . . . . . . . . . . . . .              200,000   $  2,904,571   $   3,825,000
Coachmen Industries, Inc.+ . . . . . . . . . . . . . . . . . . . . . . . .            1,000,000     10,807,911      19,000,000
Flexsteel Industries, Inc. . . . . . . . . . . . . . . . . . . . . . . . .              160,000      2,008,125       1,960,000
Recoton Corporation* . . . . . . . . . . . . . . . . . . . . . . . . . . .              500,000      7,788,270       7,125,000
Thor Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . .              275,000      3,140,956       8,421,875
                                                                                                  ------------   -------------
                                                                                                  $ 26,649,833   $  40,331,875
                                                                                                  ------------   -------------

CONSUMER NON-DURABLES -- 5.3%
Rawlings Sporting Goods Company, Inc.* . . . . . . . . . . . . . . . . . .              225,000   $  2,573,461   $   2,221,875
Reebok International Ltd.* . . . . . . . . . . . . . . . . . . . . . . . .              750,000     25,258,933      36,515,625
                                                                                                  ------------   -------------
                                                                                                  $ 27,832,394   $  38,737,500
                                                                                                  ------------   -------------


                                     6


                         PORTFOLIO OF INVESTMENTS
                            September 30, 1997
                                                                                      Shares or
                                                                                      Principal
COMMON STOCKS--CONTINUED                                                               Amount          Cost          Value
------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 1.8%
International Aluminum Corporation . . . . . . . . . . . . . . . . . . . .              200,000   $  4,117,806   $   5,487,500
Rouge Industries, Inc. (Class "A") . . . . . . . . . . . . . . . . . . . .              500,000      9,387,725       7,812,500
                                                                                                  ------------   -------------
                                                                                                  $ 13,505,531   $  13,300,000
                                                                                                  ------------   -------------

INDUSTRIAL SERVICES -- 1.4%
Angelica Corporation+. . . . . . . . . . . . . . . . . . . . . . . . . . .              500,000   $ 11,311,605   $   9,937,500
                                                                                                  ------------   -------------

CONSUMER SERVICES -- 1.2%
CPI Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              357,300   $  5,282,963   $   9,111,150
                                                                                                  ------------   -------------

DEFENSE -- 1.0%
DRS Technologies, Inc.*+ . . . . . . . . . . . . . . . . . . . . . . . . .              510,000   $  2,507,718   $   7,395,000
                                                                                                  ------------   -------------

PRINTING & PUBLISHING -- 0.7%
Devon Group, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . . . . .              125,000   $  2,884,000   $   5,125,000
                                                                                                  ------------   -------------

TOTAL COMMON STOCKS -- 69.8% . . . . . . . . . . . . . . . . . . . . . . .                        $236,871,653   $ 514,013,359
                                                                                                  ------------   -------------

PREFERRED STOCK -- 0.3%
Craig Corporation (Class "A")*+. . . . . . . . . . . . . . . . . . . . . .              160,000   $  1,906,272   $   2,790,000
                                                                                                  ------------   -------------

CONVERTIBLE SECURITY -- 0.2%
Worthington Industries, Inc. --7 1/4% 2000 . . . . . . . . . . . . . . . .         $  1,348,500   $  1,348,500   $   1,392,000
                                                                                                  ------------   -------------

NON-CONVERTIBLE BONDS AND DEBENTURES -- 8.3%
Federal Home Loan Mortgage Corporation
 (PAC-IO-CMO)--7% 2020 . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 3,755,714    $    709,763   $     847,383
Federal National Mortgage Association
 (PAC-IO-REMIC)--6% 2013 . . . . . . . . . . . . . . . . . . . . . . . . .           3,658,213          45,140         133,753
Federal National Mortgage Association
 (PAC-REMIC)--8 1/2% 2025. . . . . . . . . . . . . . . . . . . . . . . . .           3,355,641       3,366,127       3,368,225
Government National Mortgage Association
 (REMIC)--7.99125% 2010. . . . . . . . . . . . . . . . . . . . . . . . . .           4,079,707       4,079,707       4,095,006
Michaels Stores, Inc. --10 7/8% 2006 . . . . . . . . . . . . . . . . . . .           2,000,000       1,736,365       2,195,000
Trump Atlantic City Associates --11 1/4% 2006. . . . . . . . . . . . . . .          10,000,000       9,592,500       9,700,000
U.S. Treasury Notes --5 3/4% 1998. . . . . . . . . . . . . . . . . . . . .          21,000,000      20,886,797      21,006,562
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007. . . . . . . . . . . .          20,259,800      19,885,475      19,873,598
                                                                                                  ------------   -------------
                                                                                                  $ 60,301,874   $  61,219,527
                                                                                                  ------------   -------------
                                    7


                         PORTFOLIO OF INVESTMENTS
                            September 30, 1997

                                                                                    Principal
                                                                                      Amount            Cost           Value
                                                                                  -------------   ------------   -------------
SHORT-TERM INVESTMENT -- 1.0%
Private Export Funding Corp. --5.34% 2/28/99 . . . . . . . . . . . . . . .        $  7,274,000    $  7,272,181   $   7,263,089
                                                                                                  ------------   -------------
TOTAL INVESTMENT SECURITIES -- 79.6% . . . . . . . . . . . . . . . . . . .                        $307,700,480   $ 586,677,975
                                                                                                  ------------   -------------
                                                                                                  ------------

OTHER SHORT-TERM INVESTMENTS -- 20.3%
Short-term Corporate Notes:
  Exxon Asset Management Company -- 5.48% 10/1/97. . . . . . . . . . . . .       $  15,289,000                   $  15,289,000
  Hertz Corporation -- 5.49% 10/2/97 . . . . . . . . . . . . . . . . . . .          26,454,000                      26,449,966
  Ford Motor Credit Corporation -- 5.51% 10/3/97 . . . . . . . . . . . . .           1,758,000                       1,757,462
  Ford Motor Credit Corporation -- 5.51% 10/3/97 . . . . . . . . . . . . .           5,209,000                       5,207,405
  Hertz Corporation -- 5.51% 10/3/97 . . . . . . . . . . . . . . . . . . .          10,000,000                       9,996,939
  American General Corporation -- 5.56% 10/6/97. . . . . . . . . . . . . .          15,760,000                      15,747,830
  General Electric Capital Corporation -- 5.50% 10/6/97. . . . . . . . . .          10,440,000                      10,432,025
  American Express Credit Corporation -- 5.52% 10/8/97 . . . . . . . . . .           5,931,000                       5,924,634
  American General Corporation -- 5.50% 10/8/97. . . . . . . . . . . . . .           9,809,000                       9,798,510
  General Electric Company -- 5.65% 10/8/97. . . . . . . . . . . . . . . .           1,194,000                       1,192,688
  General Electric Capital Services, Inc. -- 5.56% 10/9/97 . . . . . . . .          20,127,000                      20,102,132
  American Express Credit Corporation -- 5.49% 10/10/97. . . . . . . . . .          12,605,000                      12,587,700
  Ford Motor Credit Corporation --5.52% 10/14/97 . . . . . . . . . . . . .          15,000,000                      14,970,100
                                                                                                                 -------------
                                                                                                                 $ 149,456,391
                                                                                                                 -------------
TOTAL INVESTMENTS -- 99.9% . . . . . . . . . . . . . . . . . . . . . . . .                                       $ 736,134,366
Other assets less liabilities -- 0.1%. . . . . . . . . . . . . . . . . . .                                             521,098
                                                                                                                 -------------

TOTAL NET ASSETS -- 100.0% . . . . . . . . . . . . . . . . . . . . . . . .                                       $ 736,655,464
                                                                                                                 -------------
                                                                                                                 -------------

*    Non-income producing securities
+ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the six-month period ended September 30, 1997.

                                   Purchases     Sales      Realized  Dividend
                                    at Cost     at Cost       Gain      Income
                                  --------------------------------------------
    Angelica Corporation              --          --           --     $240,000
    Coachmen Industries, Inc.     $ 1,777,507     --           --      100,000
    Craig Corporation (Class "A")     --          --           --        --
    DRS Technologies, Inc.            --          --           --        --
++ A portion of these shares were held in escrow for covered call options written. See Note 6.

    See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1997

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $307,700,480) . . . . . . . . . . . . . . . . . . . . . $  586,677,975
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less). . . . . . . . . . . . . . . . . . . . .    149,456,391   $  736,134,366
                                                                               --------------
  Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              16
  Receivable for:
    Dividends and accrued interest                                             $    1,608,453
    Capital Stock sold                                                                945,629        2,554,082
                                                                               --------------   --------------
                                                                                                $  738,688,464


LIABILITIES
  Payable for:
    Advisory fees and financial services . . . . . . . . . . . . . . . . . . . $      460,525
    Capital Stock repurchased. . . . . . . . . . . . . . . . . . . . . . . . .        103,528
    Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . .         53,322
    Call options written -- at market value
      (premiums received $1,196,460) --Note 6. . . . . . . . . . . . . . . . .      1,415,625        2,033,000
                                                                               --------------   --------------

NET ASSETS -- equivalent to $36.97 per share on 19,924,771
  shares of Capital Stock outstanding. . . . . . . . . . . . . . . . . . . . .                  $  736,655,464
                                                                                                --------------
                                                                                                --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 19,924,771 shares. . . . . . . . . . . . .                  $      199,248
  Additional Paid-in Capital . . . . . . . . . . . . . . . . . . . . . . . . .                     423,072,675
  Undistributed net realized gain on investments . . . . . . . . . . . . . . .                      32,274,496
  Undistributed net investment income. . . . . . . . . . . . . . . . . . . . .                       2,350,715
  Unrealized appreciation of investments . . . . . . . . . . . . . . . . . . .                     278,758,330
                                                                                                --------------

  Net assets at September 30, 1997 . . . . . . . . . . . . . . . . . . . . . .                  $  736,655,464
                                                                                                --------------
                                                                                                --------------

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   For the Six Months Ended September 30, 1997

INVESTMENT INCOME
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $    5,792,606
    Dividends (including $340,000 from securities of affiliates) . . . . . . .                       1,362,714
                                                                                                --------------
                                                                                                $    7,155,320
EXPENSES
    Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $    2,168,763
    Financial services . . . . . . . . . . . . . . . . . . . . . . . . . . . .        329,810
    Transfer agent fees and expenses . . . . . . . . . . . . . . . . . . . . .        107,742
    Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64,967
    Custodian fees and expenses. . . . . . . . . . . . . . . . . . . . . . . .         29,728
    Postage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         24,273
    Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         18,970
    Directors' fees and expenses . . . . . . . . . . . . . . . . . . . . . . .         14,322
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         13,925
    Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . .         10,892
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,641
    Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            800        2,789,833
                                                                               --------------   --------------
            Net investment income. . . . . . . . . . . . . . . . . . . . . . .                  $    4,365,487
                                                                                                --------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less) . . . . . . . $   49,356,495
    Cost of investment securities sold . . . . . . . . . . . . . . . . . . . .     17,063,538
                                                                               --------------
        Net realized gain on investments (including net realized
         gains of $323,825 from closing of call options) . . . . . . . . . . .                  $   32,292,957

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period . . . . . . . . . . . . . . $  198,672,568
    Unrealized appreciation at end of period . . . . . . . . . . . . . . . . .    278,758,330
                                                                               --------------
        Increase in unrealized appreciation of investments . . . . . . . . . .                      80,085,762
                                                                                                --------------

            Net realized and unrealized gain on investments. . . . . . . . . .                  $  112,378,719
                                                                                                --------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  $  116,744,206
                                                                                                --------------
                                                                                                --------------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                    Six Months Ended                         Year Ended
                                                    September 30, 1997                      March 31, 1997
                                             -------------------------------   ---------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income. . . . . . . . . . . $    4,365,487                    $     6,551,900
  Net realized gain on investments . . . . .     32,292,957                         49,843,143
  Increase in unrealized appreciation
    of investments . . . . . . . . . . . . .     80,085,762                         58,886,181
                                             --------------                    ---------------
Increase in net assets resulting
  from operations. . . . . . . . . . . . . .                  $ 116,744,206                      $  115,281,224
Distributions to shareholders from:
  Net investment income. . . . . . . . . . . $   (4,114,267)                   $    (5,956,425)
  Net realized capital gains . . . . . . . .    (21,506,400)    (25,620,667)       (36,944,197)     (42,900,622)
                                             --------------                    ---------------
Capital Stock transactions:
  Proceeds from Capital Stock sold . . . . . $   61,226,614                    $   148,137,956
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions . . . . .     22,329,449                         36,271,529
  Cost of Capital Stock repurchased. . . . .    (35,207,822)     48,348,241        (58,888,670)     125,520,815
                                             --------------   -------------    ---------------   --------------
Total increase in net assets . . . . . . . .                  $ 139,471,780                      $  197,901,417

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $2,099,495 and $1,504,020 . . . . . . .                    597,183,684                         399,282,267
                                                              -------------                      --------------
End of period, including
  undistributed net investment income
  of $2,350,715 and $2,099,495 . . . . . . .                  $ 736,655,464                      $  597,183,684
                                                              -------------                      --------------
                                                              -------------                      --------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold . . . . . . . .                      1,785,122                           4,727,700
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions. . . . . . . . . . . . .                        670,957                           1,169,534
Shares of Capital Stock repurchased. . . . .                     (1,032,433)                         (1,890,574)
                                                              -------------                      --------------
Increase in Capital Stock outstanding. . . .                      1,423,646                           4,006,660
                                                              -------------                      --------------
                                                              -------------                      --------------


See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     Six
                                                                    Months
                                                                     Ended
                                                                   September                 Year Ended March 31,
                                                                       30,    --------------------------------------------------
                                                                      1997      1997      1996       1995       1994        1993
                                                                    -------   -------   -------    -------    -------    -------
Per share operating performance:
Net asset value at beginning of period . . . . . . . . . . . .      $ 32.28   $ 27.55   $ 22.40    $ 19.30    $ 19.06    $ 18.32
                                                                    -------   -------   -------    -------    -------    -------
Net investment income. . . . . . . . . . . . . . . . . . . . .      $  0.22   $  0.38   $  0.33    $  0.09    $  0.04    $  0.05
Net realized and unrealized gain on
  investment securities. . . . . . . . . . . . . . . . . . . .         5.84      6.98      7.63       3.62       2.30       2.26
                                                                    -------   -------   -------    -------    -------    -------
Total from investment operations . . . . . . . . . . . . . . .      $  6.06   $  7.36   $  7.96    $  3.71    $  2.34    $  2.31
                                                                    -------   -------   -------    -------    -------    -------
Less distributions:
  Dividends from net investment income . . . . . . . . . . . .      $ (0.22)  $ (0.37)  $ (0.26)   $ (0.08)   $ (0.03)   $ (0.05)
  Distributions from net realized
    capital gains. . . . . . . . . . . . . . . . . . . . . . .        (1.15)    (2.26)    (2.55)     (0.53)     (2.07)     (1.52)
                                                                    -------   -------   -------    -------    -------    -------
  Total distributions. . . . . . . . . . . . . . . . . . . . .      $ (1.37)  $ (2.63)  $ (2.81)   $ (0.61)   $ (2.10)   $ (1.57)
                                                                    -------   -------   -------    -------    -------    -------
Net asset value at end of period . . . . . . . . . . . . . . .      $ 36.97   $ 32.28   $ 27.55    $ 22.40    $ 19.30    $ 19.06
                                                                    -------   -------   -------    -------    -------    -------
                                                                    -------   -------   -------    -------    -------    -------
Total investment return* . . . . . . . . . . . . . . . . . . .       19.24%    27.30%    36.84%     19.77%     13.13%     14.23%
Ratios/supplemental data:
Net assets at end of period (in $000's)                             736,655   597,184   399,282    236,656    165,684    134,169
Average brokerage commission per share                              $0.0538   $0.0587     --         --         --         --
Ratio of expenses to average net assets. . . . . . . . . . . . .      0.84%+    0.84%     0.87%      0.95%      1.03%      1.06%
Ratio of net investment income to
  average net assets . . . . . . . . . . . . . . . . . . . . . .      1.31%+    1.27%     1.28%      0.48%      0.20%      0.29%
Portfolio turnover rate. . . . . . . . . . . . . . . . . . . . .        19%+      21%       21%        11%        16%        19%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 1997 is not annualized.
+    Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as an open-end, diversified, management investment company. The Fund's primary investment objective is long-term capital growth. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $52,951,960 for the six months ended September 30, 1997. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1997 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended September 30, 1997, the Fund paid aggregate fees of $14,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended September 30, 1997, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $25,027 in
net Fund share sales    commissions    after   reallowance   to  other dealers.
The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

NOTE 6 -- OUTSTANDING CALL OPTIONS

     At September 30, 1997, 400,000 shares of Michaels Stores, Inc. (market value $12,225,200) were held in escrow for 4,000 December @ $30 covered call option contracts written by the Fund. In addition, 50,000 shares of Mac Frugal's Bargains Close-outs Inc. (market value $1,525,000) were held in escrow for 500 October @ $30 covered call option contracts written by the Fund. Following is a summary of covered call option activity for the six months ended September 30, 1997:

                                                 No. of
                                                Contracts         Premiums
                                                ---------        ----------
Outstanding, March 31, 1997                         --               --

Written during the period                         4,800          $1,270,558
Closed during the period                            300              74,098
                                                  -----          ----------
Outstanding, September 30, 1997                   4,500          $1,196,460
                                                  -----          ----------
                                                  -----          ----------